                                                          Exhibit (16)(a)(vi)

                     FLORIDA INSURED TAX FREE INCOME FUND


                             CALCULATION OF YIELD


        The Fund calculates is yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                            a-b        6
        YIELD (y) = 2 [( --------- + 1)  - 1]
                            cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
        d = the maximum offering price per share on the last day of the period

          Class A                 Class B               Class C
        --------------         --------------         -----------

        a =   117,457          a =    93,183          a =  3,229

        b =    26,617          b =    35,145          b =  1,196

        c = 1,780,383          c = 1,412,635          c = 49,038

        d =     16.33          d =     15.55          d =  15.58

        y =      3.78          y =      3.19          y =   3.21

                      FLORIDA INSURED TAX FREE INCOME FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED DECEMBER 31, 1997

                        Current Annual Income Per Share
                        -------------------------------
                             Current Offering Price



Class A Shares

                                      $ .774
                                      ------
                                      $16.33                   = 4.74%


Class B Shares

                                      $ .660
                                      ------
                                      $15.55                   = 4.24%


Class C Shares


                                     $ .660
                                     ------
                                     $15.58                    = 4.24%

               CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE

Formula

                                     Distribution Rate
                                     -----------------
                                      1 - Tax Rate

Class A Shares

                                      4.74%
                                     ------
                                      1-36%                    = 7.41%

Class B Shares

                                      4.24%
                                     ------
                                      1-36%                    = 6.63%

Class C Shares

                                      4.24%
                                     ------
                                      1-36%                    = 6.63%


              FLORIDA INSURED TAX FREE INCOME FUND - CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997


                                                                      n
Formula                                                         P(1+T)      =     ERV

Including Payment of the Sales Charge

Net Asset Value                                                  $15.55
Initial Investment                                            $1,000.00     =     P
Ending Redeemable Value                                       $1,035.68     =     ERV
One year period ended 12/31/97                                        1     =     n

TOTAL RETURN FOR THE PERIOD                                       3.57%     =     T


Excluding Payment of the Sales Charge

Net Asset Value                                                  $15.55
Initial Investment                                            $1,000.00     =     P
Ending Redeemable Value                                       $1,087.22     =     ERV
One year period ended 12/31/97                                        1     =     n

TOTAL RETURN FOR THE PERIOD                                       8.72%     =     T

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997


                                                                      n
Formula                                                         P(1+T)      =     ERV

Including Payment of the Sales Charge

Net Asset Value                                                  $15.55
Initial Investment                                            $1,000.00     =     P
Ending Redeemable Value                                       $1,238.71     =     ERV
Inception through 12/31/97                                         3.43     =     n

TOTAL RETURN FOR THE PERIOD                                        6.44%    =     T


Excluding Payment of the Sales Charge

Net Asset Value                                                  $15.55
Initial Investment                                            $1,000.00     =     P
Ending Redeemable Value                                       $1,300.24     =     ERV
Inception through 12/31/97                                         3.43     =     n

TOTAL RETURN FOR THE PERIOD                                        7.96%    =     T

              FLORIDA INSURED TAX FREE INCOME FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997


Formula                                       ERV - P
                                            ---------
                                                P                 =     T
Including Payment of the Sales Charge
Net Asset Value                                                        $15.55
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $1,238.71      =     ERV

TOTAL RETURN FOR THE PERIOD                                            23.87%      =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                        $15.55
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $1,300.24      =     ERV

TOTAL RETURN FOR THE PERIOD                                            30.02%      =     T

              FLORIDA INSURED TAX FREE INCOME FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997


                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $15.55
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,039.12     =     ERV
One year period ended 12/31/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                  3.91%     =     T


Excluding Payment of the CDSC
Net Asset Value                                                             $15.55
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,079.12     =     ERV
One year period ended 12/31/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                  7.91%     =     T

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997


                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $15.55
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,242.98     =     ERV
Inception through 12/31/97                                                    3.43     =     n

TOTAL RETURN FOR THE PERIOD                                                  6.55%     =     T


Excluding Payment of the CDSC
Net Asset Value                                                             $15.55
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,267.98     =     ERV
Inception through 12/31/97                                                    3.43     =     n

TOTAL RETURN FOR THE PERIOD                                                  7.17%     =     T

              FLORIDA INSURED TAX FREE INCOME FUND - CLASS B SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997


Formula                                          ERV - P
                                                 -------
                                                    P                     =     T

Including Payment of the CDSC
Net Asset Value                                                        $15.55
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $1,242.98      =     ERV

TOTAL RETURN FOR THE PERIOD                                            24.30%      =     T


Excluding Payment of the CDSC
Net Asset Value                                                        $15.55
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $1,267.98      =     ERV

TOTAL RETURN FOR THE PERIOD                                            26.80%      =     T

              FLORIDA INSURED TAX FREE INCOME FUND - CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997


                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $15.58
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,069.68     =     ERV
One year period ended 12/31/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                  6.97%     =     T


Excluding Payment of the CDSC
Net Asset Value                                                             $15.58
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,079.68     =     ERV
One year period ended 12/31/97                                                   1     =     n

TOTAL RETURN FOR THE PERIOD                                                  7.97%     =     T

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997


                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $15.58
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,270.36     =     ERV
Inception through 12/31/97                                                    3.43     =     n

TOTAL RETURN FOR THE PERIOD                                                  7.23%     =     T

Excluding Payment of the CDSC
Net Asset Value                                                             $15.58
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,270.36     =     ERV
Inception through 12/31/97                                                    3.43     =     n

TOTAL RETURN FOR THE PERIOD                                                  7.23%     =     T

              FLORIDA INSURED TAX FREE INCOME FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1997


Formula                                       ERV - P
                                              --------
                                                  P                     =     T

Including Payment of the CDSC
Net Asset Value                                                             $15.58
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,270.36     =     ERV

TOTAL RETURN FOR THE PERIOD                                                 27.04%     =     T

Excluding Payment of the CDSC
Net Asset Value                                                             $15.58
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,270.36     =     ERV

TOTAL RETURN FOR THE PERIOD                                                 27.04%     =     T